SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):  December 12, 1997


                AMERICAN REAL ESTATE INVESTMENT CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


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
             Maryland                            1-12514                          84-1246585
          (State or Other                      (Commission                       (IRS Employer
          Jurisdiction of                     File Number)                    Identification No.)
          Incorporation)



                                    620 W. Germantown Pike, Suite 200
                                  Plymouth Meeting, Pennsylvania 19462
                           (Address of Principal Executive Offices)(Zip Code)

                           Registrant's telephone number, including area code:
                                             (610) 834-7950
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

               On December 12, 1997, the Registrant and its operating partnership, American Real Estate Investment, L.P. (the "Operating Partnership"), consummated a series of transactions (the "Transactions") that were previously announced in a press release filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 1997, and were more fully described in the Registrant's Proxy Statement dated November 12, 1997. The Registrant's stockholders approved the Transactions at a special meeting held on December 11, 1997.

               As part of the Transactions, the Registrant amended and restated its articles of incorporation (attached hereto as Exhibit 3.1) and amended and restated its bylaws (attached hereto as Exhibit 3.3), and the Operating Partnership amended and restated its agreement of limited partnership (attached hereto as Exhibit 10.1). A copy of the Registrant's press release dated December 15, 1997 is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 5.   OTHER EVENTS.

               See Item 2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the Transactions. Those financial statements and that pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               See Item 7(a).


          (c)  EXHIBITS.

               3.1  Amended   and   Restated   Articles  of  Incorporation   of
          Registrant

               3.2 Articles of Merger between Fair Lawn Industrial Park, Inc., a New York corporation, and the Registrant, filed with the State of Maryland on December 12, 1997


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               3.3  Amended and Restated By-Laws of Registrant

               10.1 Amended and Restated Agreement  of  Limited  Partnership of
                    American Real Estate Investment, L.P. (the "Operating Partnership") dated December 12, 1997

               10.2 First  Amendment  dated  December  12,  1997  to the Master
                    Investment Agreement (the "Master Agreement") dated August 20, 1997 by and among the Registrant, the Operating
                    Partnership, and the McBride Entities (as further identified in the Master Agreement), the FLIP Shareholders (as further identified in the Master Agreement), Jeffrey Kelter, Penn Square Properties, Inc. and Hudson Bay Partners II, L.P.

               99.1 Press release dated December 15, 1997



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                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN REAL ESTATE INVESTMENT
                                          CORPORATION


          Date:  December 22, 1997      By /S/ JEFFREY E. KELTER
                                           ---------------------
                                           Jeffrey E. Kelter
                                           President





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